FGR P1 P2 10/22

SUPPLEMENT DATED OCTOBER 26, 2022

TO THE PROSPECTUSES

DATED MAY 1, 2022 OF

FRANKLIN GLOBAL REAL ESTATE VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectuses are amended as follows:

I. The following is added as the first paragraph under “Fund Summaries – Franklin Global Real Estate VIP Fund:”

The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (Trust), on behalf of the Franklin Global Real Estate VIP Fund (Fund), recently approved, subject to shareholder approval, a new investment management agreement between the Trust and Franklin Advisers, Inc., on behalf of the Fund.

It is anticipated that in January 2023 shareholders of the Fund will receive a proxy statement requesting their votes on the proposal. If the proposal is approved by the Fund’s shareholders, it is expected that the new investment management agreement will become effective in the first or second quarter of 2023.

The Fund reserves the right to change the above at any time.

II.  The following is added as the first paragraph under “Fund Details – Franklin Global Real Estate VIP Fund:”

The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (Trust), on behalf of the Franklin Global Real Estate VIP Fund (Fund), recently approved, subject to shareholder approval, a new investment management agreement between the Trust and Franklin Advisers, Inc., on behalf of the Fund.

It is anticipated that in January 2023 shareholders of the Fund will receive a proxy statement requesting their votes on the proposal. If the proposal is approved by the Fund’s shareholders, it is expected that the new investment management agreement will become effective in the first or second quarter of 2023.

The Fund reserves the right to change the above at any time.

Please keep this supplement with your prospectus for future reference.